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                         PIMCO Variable Insurance Trust

                      Supplement dated March 6, 2002 to the
      Prospectus and Statement of Additional Information dated May 1, 2001

                    Disclosure relating to all the Portfolios

Effective March 29, 2002, the following information is added to the information appearing in the section "Characteristics and Risks of Securities and Investment Techniques -- Municipal Bonds."

     The Portfolios may invest, without limitation, in residual interest bonds, which are created by dividing the income stream of an underlying municipal bond in two parts, a variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

              Disclosure relating to the Real Return Bond Portfolio

The following information replaces the information appearing in the second paragraph of the "Principal Investments and Strategies" section in the individual Portfolio Summary for the Real Return Bond Portfolio.

     The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of February 15, 2002 was 6.1 years.

              Disclosure in the Statement of Additional Information

Effective March 29, 2002, the following information supplements the information appearing under the heading "Investment Objectives and Policies -- Municipal Bonds" in the Statement of Additional Information.

     To the extent permitted by each Portfolio's investment objectives and general investment policies, a Portfolio, without limitation, may invest in residual interest bonds.

          Investors Should Retain This Supplement For Future Reference
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